UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 11/30/2015

Item 1. Reports to Stockholders.

Annual Report 11/30/2015

OppenheimerFunds®

The Right Way to Invest

# Oppenheimer International Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 11/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
1-Year	2.76%	-3.15%	-7.32%
5-Year	8.48	7.20	2.99
10-Year	6.88	6.25	3.60

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 2.76% during the reporting period. In comparison, the Fund’s benchmark, the MSCI AC World ex-U.S. Index (the “Index”), returned -7.32% during the same period. The Fund was able to outperform the Index in a volatile period for global equities. The fact that we invest in high-quality companies has the potential to lead to outperformance during periods of sharp downward volatility. As investors seek safety, they are more drawn to companies with the pricing power, steady growth potential, low cyclicality and strong balance sheets that characterize the businesses in which we invest.

On a sector basis, the Fund outperformed the Index in nine out of ten sectors during the reporting period, led by stock selection and overweight positions in consumer discretionary and information technology, stock selection and an underweight position in materials, an overweight position in health care, and stock selection and an underweight position in financials. The Fund underperformed the Index within the consumer staples sector, due to stock selection.

MARKET OVERVIEW

Numerous concerns resulted in market volatility during the reporting period, including the impact of slowing Chinese growth on commodities prices and the global economy, China’s currency devaluation,

Greece’s debt situation, the strength of the U.S. dollar, along with the timing and impact of U.S. interest rate hikes. These factors create risk on/risk off market environments which tend to obscure fundamentals and

    COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3	OPPENHEIMER INTERNATIONAL GROWTH FUND

increase market volatility. Emerging markets were probably the most noteworthy area of concern in the reporting period. This continues a weak pattern that began in the spring of 2011.

FUND REVIEW

During the reporting period, top performing stocks included Infineon Technologies AG, Dollarama, Inc. and Galenica AG. Our exposure to Germany-based Infineon Technologies reflects our interest in the auto components supply industry. Since the global financial crisis, car manufacturers have concentrated more on their strengths: marketing and distribution. They have shifted more of the engineering expertise to their suppliers. As a result, there has been a marked change in the value added by suppliers. They own the intellectual property, and control more and more of the research and development. We expect higher returns on capital from suppliers in the future, particularly as the electronification of the car continues, and stricter emissions standards are introduced. Dollarama is a Canadian discount retailer that is much like Dollar Tree and Dollar General in the U.S. However, unlike the U.S., this retail market segment in Canada is not saturated. Dollarama’s strategy is relatively simple. It plans to expand its store count by about 6% a year for the next five years. In addition, management plans to encourage same store sales growth by adding higher price point goods to their product offering. The economy in Canada is suffering with the fall in oil prices and Dollarama is benefiting as shoppers migrate down the affordability scale. (We saw the same effect in the U.S. during the financial crisis, when companies like Walmart and McDonald’s gained share.) Galenica is a Swiss health care company that develops, manufactures and markets pharmaceutical products, and runs pharmacies. We are interested in the pharmaceutical arm, Vifor. It has an injectable iron drug with “broad label” application approval and a patent life until 2027. The drug has been taken up by the medical community in Switzerland for treating many conditions, including anemia. Vifor is now targeting the U.S., and we believe that the addressable market offers significant growth potential for the company’s earnings. During the reporting period, Galenica announced that it intends to strengthen Vifor’s pipeline through acquisitions and partnerships, with an eye to spinning it off over the next few years; this affected the stock price positively.

Detractors from performance included Aryzta AG, Rolls-Royce Holdings plc and Hudson’s Bay Co. Aryzta is a Swiss manufacturer of baked goods. During the reporting period, the company announced a 49% acquisition of Picard, a French frozen food company. This was a surprise, as the company had not signaled the possibility of a large scale investment, or the possibility that they would diversify outside of baked goods. Investors reacted negatively to this news. The other near-term challenge for Aryzta has been sluggish trends in the fast food industry, where it is a supplier to some of the biggest players. We believe the Picard investment,

4	OPPENHEIMER INTERNATIONAL GROWTH FUND

though not an obvious fit, holds some promise. Aryzta’s management also has a good track record of allocating capital. Rolls-Royce Holdings, based in the U.K. is one of the world’s largest aircraft engine makers. Rolls-Royce’s share price fell sharply in November 2015 after the company issued its fifth profit warning in less than two years. Hudson’s Bay is the Toronto-based owner of Saks Fifth Avenue. In addition to Saks Fifth Avenue, Hudson’s Bay’s portfolio of retailers includes its namesake chain in Canada; Saks OFF 5th; Lord & Taylor; and Galeria Kaufhof, a high-end German retailer that it recently acquired. In most cases, Hudson’s Bay also owns the buildings in which its stores operate, and the land upon which they stand. Over the past year, Hudson’s Bay has been taking advantage of relatively low interest rates to monetize their properties. It’s a classic case of financial restructuring. Put simply, Hudson’s Bay is monetizing assets to cover the cost of upgrading and expanding its operations. Its goal is to widen margins by increasing sales per square foot, and by taking better advantage of scale. To accomplish this, the company is renovating its 10 largest stores by sales volume for each retail chain and investing in digital infrastructure across its entire fleet of stores. Its shares experienced a decline during the reporting period.

STRATEGY & OUTLOOK

There is a tremendous amount of macroeconomic noise—one might even say angst—in financial markets at the end of the reporting period. We are deliberately and insistently micro-economists. We try not to right size our portfolio for a particular macroeconomic forecast. The Federal Reserve’s or any other central bank’s decision to raise rates this quarter, next quarter, or next year, does not define our investment philosophy or process.

We look for companies producing goods and services in response to secular trends. We favor dominant players—and niche providers—whose market positions provide them with pricing power and cash flow sufficient to fund their own growth. We seek to own companies with the financial flexibility necessary to weather tough times and to take advantage of new opportunities. We try to invest in them at prices that provide us with a wide margin for error. We maintain a highly diversified portfolio to limit the effect of short-term movements in individual stock prices on the volatility of the portfolio.

George R. Evans, CFA Portfolio Manager	Robert B. Dunphy, CFA Portfolio Manager

5	OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Dollarama, Inc.	1.8%
Continental AG	1.8
Infineon Technologies AG	1.7
Novo Nordisk AS, Cl. B	1.5
Valeo SA	1.5
Nippon Telegraph & Telephone Corp.	1.5
Airbus Group SE	1.4
Vodafone Group plc	1.4
Heineken NV	1.4
Carnival Corp.	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	25.7%
Switzerland	12.4
France	12.4
Germany	8.4
Netherlands	7.9
Japan	5.8
Denmark	4.3
Spain	4.2
Canada	3.8
United States	3.1

Portfolio holdings and allocation are subject to change. Percentages are as of November 30, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2015, and are based on the total market value of investments.

6	OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	2.76%	8.48%	6.88%
Class B (IGRWX)	3/25/96	1.99%	7.65%	6.38%
Class C (OIGCX)	3/25/96	1.99%	7.68%	6.09%
Class I (OIGIX)	3/29/12	3.19%	8.42% *	N/A
Class R (OIGNX)	3/1/01	2.50%	8.20%	6.59%
Class Y (OIGYX)	9/7/05	2.99%	8.84%	7.32%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 11/30/15

	Inception Date	1-Year	5-Year	10-Year
Class A (OIGAX)	3/25/96	-3.15%	7.20%	6.25%
Class B (IGRWX)	3/25/96	-3.01%	7.35%	6.38%
Class C (OIGCX)	3/25/96	0.99%	7.68%	6.09%
Class I (OIGIX)	3/29/12	3.19%	8.42% *	N/A
Class R (OIGNX)	3/1/01	2.50%	8.20%	6.59%
Class Y (OIGYX)	9/7/05	2.99%	8.84%	7.32%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index, which is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative

7	OPPENHEIMER INTERNATIONAL GROWTH FUND

purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8	OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9	OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During 6 Months Ended November 30, 2015
Class A	$1,000.00	$960.20	$5.62
Class B	1,000.00	956.40	9.31
Class C	1,000.00	956.40	9.31
Class I	1,000.00	962.10	3.45
Class R	1,000.00	958.70	6.85
Class Y	1,000.00	961.00	4.39

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.35	5.79
Class B	1,000.00	1,015.59	9.59
Class C	1,000.00	1,015.59	9.59
Class I	1,000.00	1,021.56	3.55
Class R	1,000.00	1,018.10	7.06
Class Y	1,000.00	1,020.61	4.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.14%
Class B	1.89
Class C	1.89
Class I	0.70
Class R	1.39
Class Y	0.89

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS November 30, 2015

	Shares	Value

Common Stocks—97.8%

Consumer Discretionary—22.4%

Auto Components—3.3%
Continental AG	1,575,033	$380,490,482

Valeo SA	2,065,261	319,245,612

		699,736,094

Automobiles—1.8%
Bayerische Motoren Werke AG	1,627,588	177,596,722

Hero MotoCorp Ltd.	4,883,389	196,605,657

		374,202,379

Diversified Consumer Services—0.8%
Dignity plc[1]	4,756,330	177,798,281

Hotels, Restaurants & Leisure—3.8%
Carnival Corp.	5,957,010	301,007,716

Domino’s Pizza Group plc[1]	16,433,847	259,998,959

William Hill plc[1]	46,457,890	250,213,531

		811,220,206

Household Durables—1.1%
SEB SA	2,284,347	233,760,651

Media—3.7%
Grupo Televisa SAB,
Sponsored ADR	5,810,320	163,851,024

ProSiebenSat.1 Media SE	4,810,132	252,547,238

SES SA	5,653,460	156,639,296

Sky plc	13,823,032	230,256,681

		803,294,239

Multiline Retail—2.8%
Dollarama, Inc.	5,918,757	395,780,449

Hudson’s Bay Co.[1]	13,208,872	208,995,818

		604,776,267

Specialty Retail—0.9%
Industria de Diseno
Textil SA	5,520,851	198,029,353

Textiles, Apparel & Luxury Goods—4.2%
Burberry Group plc	10,884,616	203,968,866

Cie Financiere Richemont SA	2,550,196	190,416,977

Hermes International	530,081	186,519,569

LVMH Moet Hennessy Louis Vuitton SE	1,053,010	176,439,089

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Prada SpA	4,255,700	$14,950,830

Swatch Group AG
(The)	393,902	138,257,932

		910,553,263

Consumer Staples—10.6%

Beverages—2.7%
Diageo plc	4,104,404	117,822,611

Heineken NV	3,406,852	302,686,004

Pernod Ricard SA	1,316,092	149,652,500

		570,161,115

Food & Staples Retailing—1.8%
CP ALL PCL	172,378,600	225,778,287

Spar Group Ltd.
(The)[1]	13,575,669	170,366,589

		396,144,876

Food Products—4.3%
Aryzta AG2	4,440,124	208,418,450

Barry Callebaut AG2	151,733	157,671,070

Danone SA	2,231,582	156,187,006

Saputo, Inc.	8,586,856	210,194,558

Unilever plc	4,691,444	200,304,786

		932,775,870

Household Products—1.2%
Reckitt Benckiser
Group plc	2,680,955	251,554,084

Tobacco—0.6%
Swedish Match AB	3,704,903	127,702,075

Energy—1.3%

Energy Equipment & Services—0.4%
Technip SA	1,522,122	79,673,958

Oil, Gas & Consumable Fuels—0.9%
Koninklijke Vopak NV	4,436,731	192,357,046

Financials—3.9%

Capital Markets—2.4%
ICAP plc[1]	36,699,266	281,338,366

Tullett Prebon plc	12,156,254	64,061,560

UBS Group AG	9,288,913	177,957,787

		523,357,713

Commercial Banks—0.6%
ICICI Bank Ltd.,
Sponsored ADR	15,751,320	130,893,469

11	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance—0.9%
Prudential plc	8,296,073	$192,356,143

Health Care—11.0%

Biotechnology—2.4%
CSL Ltd.	3,314,100	239,403,791

Grifols SA	5,909,113	279,771,393

		519,175,184

Health Care Equipment & Supplies—3.4%
Coloplast AS, Cl. B	2,696,681	218,609,970

Essilor International SA	1,357,406	177,022,326

Sonova Holding AG	1,461,027	184,083,397

William Demant
Holding AS2	1,620,004	155,439,701

		735,155,394

Health Care Providers & Services—0.4%
Sonic Healthcare Ltd.	5,826,516	85,819,965

Life Sciences Tools & Services—0.8%
Lonza Group AG2	1,123,931	177,324,864

Pharmaceuticals—4.0%
Galenica AG	164,775	240,502,691

Novo Nordisk AS, Cl. B	5,938,225	326,447,646

Oxagen Ltd.[2,3]	214,287	3,228

Roche Holding AG	1,045,938	279,626,773

		846,580,338

Industrials—20.6%

Aerospace & Defense—2.8%
Airbus Group SE	4,318,003	311,862,261

Embraer SA	14,584,046	114,591,625

Rolls-Royce
Holdings plc[2]	19,047,978	173,993,685

		600,447,571

Air Freight & Couriers—1.1%
Royal Mail plc	31,178,500	228,262,537

Commercial Services & Supplies—2.2%
Aggreko plc	7,580,038	114,733,765

Edenred	9,498,350	196,575,112

Prosegur Cia de Seguridad SA1	35,117,286	156,872,305

		468,181,182

Construction & Engineering—1.2%
Boskalis Westminster	3,390,992	150,809,862

	Shares	Value

Construction & Engineering (Continued)

CIMIC Group Ltd.	6,231,098	$113,097,588

		263,907,450

Electrical Equipment—3.4%
ABB Ltd.[2]	4,596,593	87,010,018

Legrand SA	3,496,820	205,553,547

Nidec Corp.	3,692,470	285,904,429

Schneider Electric SE	2,620,250	165,872,293

		744,340,287

Machinery—2.7%
Aalberts Industries NV1	8,616,385	284,259,500

Atlas Copco AB, Cl. A	8,454,842	226,434,853

Weir Group plc (The)	3,806,709	68,867,420

		579,561,773

Professional Services—2.8%
Experian plc	11,765,389	217,459,531

Intertek Group plc	5,683,390	241,984,232

SGS SA	71,441	136,433,288

		595,877,051

Trading Companies & Distributors—4.4%
Brenntag AG	3,450,300	188,481,569

Bunzl plc	10,097,396	291,987,607

Travis Perkins plc	8,134,512	248,325,999

Wolseley plc	3,960,431	229,883,585

		958,678,760

Information Technology—16.8%

Communications Equipment—1.8%
Nokia OYJ	28,544,240	205,643,816

Telefonaktiebolaget LM Ericsson, Cl. B	19,387,235	188,665,515

		394,309,331

Electronic Equipment, Instruments, & Components—2.6%
Hoya Corp.	5,902,510	239,527,980

Keyence Corp.	375,921	203,979,215

Spectris plc	4,370,124	117,007,981

		560,515,176

Internet Software & Services—1.8%
United Internet AG	3,595,514	191,671,613

Yahoo Japan Corp.	45,949,300	189,472,496

		381,144,109

12	OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

IT Services—1.2%
Amadeus IT
Holding SA, Cl. A	6,382,684	$255,834,304

Semiconductors & Semiconductor Equipment— 3.8%
ARM Holdings plc	11,725,590	198,702,447

ASML Holding NV	2,701,439	249,363,741

Infineon Technologies AG	25,391,816	376,421,923

		824,488,111

Software—4.7%
AVEVA Group plc	3,016,724	99,638,691

Dassault Systemes	2,983,720	237,324,397

Gemalto NV	3,282,456	207,168,553

SAP SE	2,882,279	226,998,270

Temenos Group AG1,2	4,878,182	236,856,752

		1,007,986,663

Technology Hardware, Storage & Peripherals— 0.9%
Lenovo Group Ltd.	181,554,000	193,027,720

Materials—5.1%

Chemicals—4.3%
Essentra plc[1]	20,187,506	263,899,296

Novozymes AS, Cl. B	4,542,103	218,137,512

Sika AG	51,844	175,348,157

Syngenta AG	717,015	264,117,719

		921,502,684

Construction Materials—0.8%
James Hardie Industries plc	14,437,500	171,118,318

Telecommunication Services—6.1%

Diversified Telecommunication Services—4.7%
BT Group plc	39,340,744	294,152,053

Iliad SA	917,720	204,538,171

	Shares	Value

Diversified Telecommunication Services (Continued)

Inmarsat plc	10,908,887	$183,193,100

Nippon Telegraph &
Telephone Corp.	8,579,000	318,830,550

		1,000,713,874

Wireless Telecommunication Services—1.4%
Vodafone Group plc	91,128,340	307,779,516

Total Common Stocks
(Cost $17,946,927,064)		21,032,079,244

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $843,860)	172,139,289	2,324,287

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17 (Cost $264,716)	1,118,385	121,680

	Shares

Investment Company—1.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[1,4] (Cost $373,545,693)	373,545,693	373,545,693

Total Investments, at Value (Cost $18,321,581,333)	99.5%	21,408,070,904

Net Other Assets
(Liabilities)	0.5	109,950,501

Net Assets	100.0%	$21,518,021,405

13	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014[a]	Gross Additions	Gross Reductions	Shares November 30, 2015
Aalberts Industries NV	8,282,724	409,661	76,000	8,616,385
DiaSorin SpA	3,272,661	—	3,272,661	—
Dignity plc	4,534,461	221,869	—	4,756,330
Domino’s Pizza Group plc	16,433,847	—	—	16,433,847
Essentra plc	18,215,196	2,081,480[b]	109,170	20,187,506
Hudson’s Bay Co.	6,929,700	6,279,172	—	13,208,872
ICAP plc	33,506,054	3,193,212[b]	—	36,699,266
Oppenheimer Institutional Money Market Fund, Cl. E	413,638,127	3,302,357,500	3,342,449,934	373,545,693
Prosegur Cia de Seguridad SA	33,462,250	1,655,036	—	35,117,286
Spar Group Ltd. (The)	—	13,575,669	—	13,575,669
Temenos Group AG	3,515,715	1,362,467	—	4,878,182
Trevi Finanziaria Industriale SpA	20,097,065	—	20,097,065	—
William Hill plc	41,074,714	5,383,176[b]	—	46,457,890
Yoox SpA	5,154,268	—	5,154,268	—

		Value	Income	Realized Gain (Loss)
Aalberts Industries NV		$284,259,500	$3,671,130	$2,263,020
DiaSorin SpA		—	1,536,551	36,355,093
Dignity plc		177,798,281	1,464,930	—
Domino’s Pizza Group plc		259,998,959	4,718,888	—
Essentra plc		263,899,296	5,434,126[c]	1,199,780
Hudson’s Bay Co.		208,995,818	1,311,854	—
ICAP plc		281,338,366	12,069,891[c]	—
Oppenheimer Institutional Money Market Fund, Cl. E		373,545,693	510,346	—
Prosegur Cia de Seguridad SA		156,872,305	3,358,629	—
Spar Group Ltd. (The)		170,366,589	4,338,227	—
Temenos Group AG		236,856,752	2,089,940	—
Trevi Finanziaria Industriale SpA		—	841,521	(69,884,141)
William Hill plc		250,213,531	8,275,556[c]	—
Yoox SpA		—	—	38,036,449

Total		$2,664,145,090	$49,621,589	$7,970,201

a. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. All or a portion are the result of a corporate action.

c. All or a portion of the transactions were the result of non-cash dividends.

2. Non-income producing security.

14	OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments (Continued)

3. Restricted security. The aggregate value of restricted securities at period end was $3,228, which represents 0.00% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Oxagen Ltd.	12/20/00	$2,210,700	$3,228	$2,207,472

4. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United Kingdom	$5,509,545,313	25.7%
Switzerland	2,654,025,876	12.4
France	2,645,003,527	12.4
Germany	1,794,207,817	8.4
Netherlands	1,698,506,967	7.9
Japan	1,237,714,670	5.8
Denmark	918,634,827	4.3
Spain	890,507,355	4.2
Canada	814,970,825	3.8
United States	674,675,089	3.1
Sweden	542,802,443	2.5
Australia	438,321,345	2.0
India	329,823,413	1.5
Thailand	225,778,287	1.1
Finland	205,643,816	1.0
China	193,027,720	0.9
Ireland	171,118,318	0.8
South Africa	170,366,589	0.8
Mexico	163,851,024	0.8
Brazil	114,591,625	0.5
Italy	14,950,830	0.1
Hong Kong	3,228	0.0

Total	$21,408,070,904	100.0%

See accompanying Notes to Financial Statements.

15	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES November 30, 2015

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $16,227,418,808)	$18,743,925,814
Affiliated companies (cost $2,094,162,525)	2,664,145,090

21,408,070,904

Cash	19,919,635

Cash—foreign currencies (cost $1,336,781)	1,337,368

Receivables and other assets:
Investments sold	63,287,857
Dividends	55,277,707
Shares of beneficial interest sold	33,474,061
Other	463,224

Total assets	21,581,830,756

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	29,669,400
Investments purchased	24,164,095
Foreign capital gains tax	7,468,291
Distribution and service plan fees	1,289,791
Trustees’ compensation	569,996
Shareholder communications	40,211
Other	607,567

Total liabilities	63,809,351

Net Assets	$21,518,021,405

Composition of Net Assets
Paid-in capital	$18,280,545,188

Accumulated net investment income	217,679,772

Accumulated net realized loss on investments and foreign currency transactions	(55,881,809)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,075,678,254

Net Assets	$21,518,021,405

16	OPPENHEIMER INTERNATIONAL GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,394,512,339 and 145,256,230 shares of beneficial interest outstanding)	$37.14
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$39.41

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,789,255 and 446,703 shares of beneficial interest outstanding)	$35.35

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $543,535,934 and 15,485,368 shares of beneficial interest outstanding)	$35.10

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,381,327,602 and 118,128,792 shares of beneficial interest outstanding)	$37.09

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $400,622,250 and 10,993,484 shares of beneficial interest outstanding)	$36.44

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,782,234,025 and 291,298,862 shares of beneficial interest outstanding)	$37.01

See accompanying Notes to Financial Statements.

17	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2015

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $31,696,162)	$351,230,686
Affiliated companies (net of foreign withholding taxes of $2,891,210)	49,621,589

Portfolio lending fees	1,336,409

Interest	368

Total investment income	402,189,052

Expenses
Management fees	130,139,636

Distribution and service plan fees:
Class A	12,046,567
Class B	188,408
Class C	5,248,615
Class R	1,946,789

Transfer and shareholder servicing agent fees:
Class A	10,667,250
Class B	41,589
Class C	1,155,554
Class I	1,227,290
Class R	858,565
Class Y	22,292,265

Shareholder communications:
Class A	53,005
Class B	1,102
Class C	5,702
Class I	12,630
Class R	1,250
Class Y	89,740

Custodian fees and expenses	1,796,356

Trustees’ compensation	308,054

Borrowing fees	119,980

Other	1,106,235

Total expenses	189,306,582
Less reduction to custodian expenses	(10,290)
Less waivers and reimbursements of expenses	(369,540)

Net expenses	188,926,752

Net Investment Income	213,262,300

18	OPPENHEIMER INTERNATIONAL GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $1,063)	$103,199,068
Affiliated companies	7,970,201
Foreign currency transactions	(2,263,545)

Net realized gain	108,905,724

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $7,196,130)	1,558,377,210
Translation of assets and liabilities denominated in foreign currencies	(1,306,655,198)

Net change in unrealized appreciation/depreciation	251,722,012

Net Increase in Net Assets Resulting from Operations	$573,890,036

See accompanying Notes to Financial Statements.

19	OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2015	Year Ended November 28, 2014[1]
Operations
Net investment income	$213,262,300	$198,868,908
Net realized gain	108,905,724	11,154,618
Net change in unrealized appreciation/depreciation	251,722,012	(682,462,279)
Net increase (decrease) in net assets resulting from operations	573,890,036	(472,438,753)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,397,404)	(29,041,523)
Class B	—	—
Class C	(1,025,238)	(1,063,895)
Class I	(49,175,131)	(23,738,945)
Class R2	(2,483,145)	(1,548,448)
Class Y	(108,362,701)	(63,514,365)
	(199,443,619)	(118,907,176)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	579,767,737	996,017,308
Class B	(7,638,646)	(7,643,153)
Class C	37,926,850	147,973,437
Class I	529,362,923	2,005,118,031
Class R2	24,803,073	108,745,192
Class Y	1,824,208,937	2,358,107,607
	2,988,430,874	5,608,318,422
Net Assets
Total increase	3,362,877,291	5,016,972,493
Beginning of period	18,155,144,114	13,138,171,621

End of period (including accumulated net investment income of $217,679,772 and $191,386,578, respectively)	$21,518,021,405	$18,155,144,114

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$36.45		$37.45	$30.43	$26.43	$25.75

Income (loss) from investment operations:
Net investment income[2]	0.31		0.38	0.36	0.35	0.23
Net realized and unrealized gain (loss)	0.68		(1.11)	7.02	3.85	0.59

Total from investment operations	0.99		(0.73)	7.38	4.20	0.82

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)		(0.27)	(0.36)	(0.20)	(0.14)

Net asset value, end of period	$37.14		$36.45	$37.45	$30.43	$26.43

Total Return, at Net Asset Value[3]	2.76%		(1.95)%	24.52%	16.06%	3.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,394,512		$4,726,302	$3,903,102	$2,388,159	$1,663,354

Average net assets (in thousands)	$4,848,329		$4,897,214	$3,048,384	$1,762,405	$1,730,811

Ratios to average net assets:[4]
Net investment income	0.85%		1.02%	1.05%	1.25%	0.83%
Expenses excluding interest and fees from borrowings	1.14%		1.14%	1.21%	1.45%	1.36%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.14%		1.14%	1.21%	1.45%	1.36%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%		1.14%	1.20%	1.28%	1.32%

Portfolio turnover rate	10%		12%	12%	15%	19%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	1.14%
Year Ended November 28, 2014	1.14%
Year Ended November 29, 2013	1.21%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%

See accompanying Notes to Financial Statements.

21	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$34.66		$35.62	$28.89	$25.09	$24.51

Income (loss) from investment operations:
Net investment income[2]	0.05		0.08	0.10	0.14	0.01
Net realized and unrealized gain (loss)	0.64		(1.04)	6.69	3.66	0.57

Total from investment operations	0.69		(0.96)	6.79	3.80	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00		0.00	(0.06)	0.00	0.00

Net asset value, end of period	$35.35		$34.66	$35.62	$28.89	$25.09

Total Return, at Net Asset Value[3]	1.99%		(2.70)%	23.56%	15.15%	2.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,789		$23,058	$31,300	$32,852	$39,319

Average net assets (in thousands)	$18,861		$27,680	$31,491	$35,472	$51,183

Ratios to average net assets:[4]
Net investment income	0.14%		0.22%	0.30%	0.53%	0.04%
Expenses excluding interest and fees from borrowings	1.89%		1.90%	2.04%	2.30%	2.35%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.89%		1.90%	2.04%	2.30%	2.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%		1.90%	1.98%	2.07%	2.13%

Portfolio turnover rate	10%		12%	12%	15%	19%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.90%
Year Ended November 29, 2013	2.04%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%

See accompanying Notes to Financial Statements.

22	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$34.49		$35.54	$28.87	$25.07	$24.47

Income (loss) from investment operations:
Net investment income[2]	0.05		0.09	0.09	0.14	0.03
Net realized and unrealized gain (loss)	0.63		(1.04)	6.71	3.66	0.57

Total from investment operations	0.68		(0.95)	6.80	3.80	0.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)		(0.10)	(0.13)	0.00	0.00

Net asset value, end of period	$35.10		$34.49	$35.54	$28.87	$25.07

Total Return, at Net Asset Value[3]	1.99%		(2.68)%	23.64%	15.16%	2.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$543,536		$498,041	$368,340	$206,019	$189,147

Average net assets (in thousands)	$525,184		$471,895	$267,686	$194,518	$210,320

Ratios to average net assets:[4]
Net investment income	0.14%		0.25%	0.29%	0.53%	0.12%
Expenses excluding interest and fees from borrowings	1.89%		1.89%	1.93%	2.05%	2.04%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.89%		1.89%	1.93%	2.05%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%		1.89%	1.93%	2.05%	2.04%

Portfolio turnover rate	10%		12%	12%	15%	19%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	1.89%
Year Ended November 28, 2014	1.89%
Year Ended November 29, 2013	1.93%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%

See accompanying Notes to Financial Statements.

23	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Period Ended November 30, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$36.43		$37.41	$30.37	$28.71

Income (loss) from investment operations:
Net investment income[3]	0.48		0.55	0.44	0.21
Net realized and unrealized gain (loss)	0.65		(1.11)	7.08	1.45

Total from investment operations	1.13		(0.56)	7.52	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)		(0.42)	(0.48)	0.00

Net asset value, end of period	$37.09		$36.43	$37.41	$30.37

Total Return, at Net Asset Value[4]	3.19%		(1.51)%	25.14%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,381,328		$3,763,546	$1,870,890	$108,917

Average net assets (in thousands)	$4,091,145		$3,030,734	$961,530	$61,111

Ratios to average net assets:[5]
Net investment income	1.31%		1.47%	1.28%	1.10%
Expenses excluding interest and fees from borrowings	0.70%		0.70%	0.72%	0.74%
Interest and fees from borrowings	0.00%	[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.70%		0.70%	0.72%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%		0.70%	0.72%	0.74%

Portfolio turnover rate	10%		12%	12%	15%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	0.70%
Year Ended November 28, 2014	0.70%
Year Ended November 29, 2013	0.72%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

24	OPPENHEIMER INTERNATIONAL GROWTH FUND

Class R	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$35.80		$36.81	$29.89	$25.98	$25.33

Income (loss) from investment operations:
Net investment income[2]	0.23		0.28	0.26	0.27	0.17
Net realized and unrealized gain (loss)	0.65		(1.09)	6.92	3.78	0.57

Total from investment operations	0.88		(0.81)	7.18	4.05	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)		(0.20)	(0.26)	(0.14)	(0.09)

Net asset value, end of period	$36.44		$35.80	$36.81	$29.89	$25.98

Total Return, at Net Asset Value[3]	2.50%		(2.19)%	24.23%	15.73%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$400,622		$369,630	$272,619	$158,362	$113,905

Average net assets (in thousands)	$390,160		$341,419	$213,038	$137,418	$115,153

Ratios to average net assets:[4]
Net investment income	0.64%		0.74%	0.79%	0.97%	0.60%
Expenses excluding interest and fees from borrowings	1.39%		1.39%	1.45%	1.70%	1.65%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.39%		1.39%	1.45%	1.70%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%		1.39%	1.44%	1.57%	1.56%

Portfolio turnover rate	10%		12%	12%	15%	19%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	1.39%
Year Ended November 28, 2014	1.39%
Year Ended November 29, 2013	1.45%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%

See accompanying Notes to Financial Statements.

25	OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended November 30, 2015		Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$36.36		$37.35	$30.34	$26.38	$25.71

Income (loss) from investment operations:
Net investment income[2]	0.42		0.46	0.46	0.48	0.36
Net realized and unrealized gain (loss)	0.64		(1.10)	6.99	3.80	0.58

Total from investment operations	1.06		(0.64)	7.45	4.28	0.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)		(0.35)	(0.44)	(0.32)	(0.27)

Net asset value, end of period	$37.01		$36.36	$37.35	$30.34	$26.38

Total Return, at Net Asset Value[3]	2.99%		(1.71)%	24.91%	16.54%	3.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,782,234		$8,774,567	$6,691,921	$4,381,526	$2,996,792

Average net assets (in thousands)	$10,135,130		$8,185,239	$5,487,802	$3,865,270	$2,934,647

Ratios to average net assets:[4]
Net investment income	1.13%		1.23%	1.38%	1.72%	1.30%
Expenses excluding interest and fees from borrowings	0.89%		0.89%	0.90%	0.87%	0.91%
Interest and fees from borrowings	0.00%	[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.89%		0.89%	0.90%	0.87%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.89%		0.89%	0.90%	0.87%	0.87%

Portfolio turnover rate	10%		12%	12%	15%	19%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended November 30, 2015	0.89%
Year Ended November 28, 2014	0.89%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%

See accompanying Notes to Financial Statements.

26	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS November 30, 2015

1. Organization

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

27	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

28	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$219,948,068	$—	$15,690,121	$3,033,735,310

1. At period end, the Fund had $15,690,121 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

29	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Expiring
2016	$385,083
2017	15,305,038

Total	$15,690,121

Of these losses, $385,083 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

2. During the reporting period, the Fund utilized $87,000,283 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $25,046,558 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$12,474,513	$12,474,513

The tax character of distributions paid during the reporting periods:

	Year Ended November 30, 2015	Year Ended November 30, 2014
Distributions paid from:
Ordinary income	$199,443,619	$118,907,176

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$18,363,524,277
Federal tax cost of other investments	1,336,781

Total federal tax cost	$18,364,861,058

Gross unrealized appreciation	$5,725,348,520
Gross unrealized depreciation	(2,691,613,210)

Net unrealized appreciation	$3,033,735,310

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

30	OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Significant Accounting Policies (Continued)

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is

31	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset -backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

32	OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

33	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,727,903,500	$3,085,467,233	$—	$4,813,370,733
Consumer Staples	461,748,642	1,816,589,378	—	2,278,338,020
Energy	—	272,031,004	—	272,031,004
Financials	668,649,538	177,957,787	—	846,607,325
Health Care	—	2,364,052,517	3,228	2,364,055,745
Industrials	1,395,437,036	3,043,819,575	—	4,439,256,611
Information Technology	99,638,691	3,517,666,723	—	3,617,305,414
Materials	—	1,092,621,002	—	1,092,621,002
Telecommunication Services	785,124,669	523,368,721	—	1,308,493,390
Preferred Stock	2,324,287	—	—	2,324,287
Rights, Warrants and Certificates	—	121,680	—	121,680
Investment Company	373,545,693	—	—	373,545,693

Total Assets	$5,514,372,056	$15,893,695,620	$3,228	$21,408,070,904

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at
Value:
Common Stocks
Financials	$—	$(159,013,455)	$159,013,455	$—
Industrials	2,957,450,993	—	—	(2,957,450,993)
Total Assets	$2,957,450,993	$(159,013,455)	$159,013,455	$(2,957,450,993)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

** Transferred from Level 1 to Level 2 due t o the absence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other

34	OPPENHEIMER INTERNATIONAL GROWTH FUND

4. Investments and Risks (Continued)

costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different

35	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

36	OPPENHEIMER INTERNATIONAL GROWTH FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended November 30, 2015		Year Ended November 28, 2014[1]
	Shares	Amount	Shares	Amount
Class A
Sold	54,570,503	$2,013,769,546	76,004,981	$2,864,128,062
Dividends and/or distributions reinvested	981,139	34,202,497	720,768	26,567,499
Redeemed	(39,945,527)	(1,468,204,306)	(51,290,807)	(1,894,678,253)
Net increase	15,606,115	$579,767,737	25,434,942	$996,017,308

Class B
Sold	70,456	$2,498,208	112,990	$4,101,883
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(288,963)	(10,136,854)	(326,532)	(11,745,036)
Net decrease	(218,507)	$(7,638,646)	(213,542)	$(7,643,153)

Class C
Sold	4,572,119	$160,631,085	6,536,084	$234,675,071
Dividends and/or distributions reinvested	24,795	822,692	24,999	877,950
Redeemed	(3,549,983)	(123,526,927)	(2,486,377)	(87,579,584)
Net increase	1,046,931	$37,926,850	4,074,706	$147,973,437

Class I
Sold	40,038,001	$1,450,152,579	67,253,433	$2,521,562,439
Dividends and/or distributions reinvested	1,379,084	47,812,860	638,347	23,408,173
Redeemed	(26,602,352)	(968,602,516)	(14,593,732)	(539,852,581)
Net increase	14,814,733	$529,362,923	53,298,048	$2,005,118,031

Class R2
Sold	3,333,662	$120,723,087	4,873,181	$180,797,348
Dividends and/or distributions reinvested	67,221	2,305,008	39,246	1,424,244
Redeemed	(2,730,865)	(98,225,022)	(1,995,248)	(73,476,400)
Net increase	670,018	$24,803,073	2,917,179	$108,745,192

Class Y
Sold	123,291,547	$4,498,062,441	127,203,620	$4,775,941,720
Dividends and/or distributions reinvested	2,316,526	80,290,792	1,461,059	53,577,048
Redeemed	(75,634,230)	(2,754,144,296)	(66,531,495)	(2,471,411,161)
Net increase	49,973,843	$1,824,208,937	62,133,184	$2,358,107,607

37	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2.

2. Effective July 1, 2014 Class N shares were renamed Class R. See Note 1.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$4,953,335,341	$1,935,486,319

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Next $10 billion	0.63
Over $20 billion	0.61

The Fund’s effective management fee for the reporting period was 0.65% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

38	OPPENHEIMER INTERNATIONAL GROWTH FUND

8. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	19,938
Accumulated Liability as of November 30, 2015	158,006

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

39	OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
November 30, 2015	$50,597	$88,532	$22,304	$92,936	$873

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $369,540 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Securities Lending. The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees, or interest on cash or securities received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount of at least 102% of the market value of the loaned U.S. securities, and at least 105% of the market value of loaned foreign securities during the period of the loan. The market value of

40	OPPENHEIMER INTERNATIONAL GROWTH FUND

9. Borrowings and Other Financing (Continued)

the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the change in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. At period end, the Fund had no securities on loan.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order granting plaintiffs’ motion for class certification. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

41	OPPENHEIMER INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund, including the statement of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
January 12, 2016

42	OPPENHEIMER INTERNATIONAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $407,415,328 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $293,347 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $29,284,513 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

    Gross income of the maximum amount allowable but not less than $268,805,634 was derived from sources within foreign countries or possessions of the United States.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

44	OPPENHEIMER INTERNATIONAL GROWTH FUND

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans and Robert Dunphy, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the foreign large growth category. The Board noted that the Fund’s three-year, five-year and ten-year performance was better than its category median although its one-year performance was below its category median.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load foreign large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

45	OPPENHEIMER INTERNATIONAL GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

46	OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

47	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

48	OPPENHEIMER INTERNATIONAL GROWTH FUND

David K. Downes, Continued	Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 54 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held

49	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP

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Joanne Pace, Continued	(2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994- January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEES Continued

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013) Year of Birth: 1958	Vice Chairman of MassMutual Asset Management Holding Company (since January 2015); Chairman of the Sub-Adviser (July 2014-December 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 92 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 92 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Dunphy, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1996) Year of Birth: 1959	CIO Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since July 2004). Director of International Equities of the Sub- Adviser (since July 2004); Director of Equities of the Sub-Adviser (October 2010-December 2012); Vice President of HarbourView Asset Management Corporation (July 1994-November 2001) and Vice President of the Sub-Adviser (October 1993-July 2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Robert B. Dunphy Vice President (since 2012) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011), and an Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel,

53	OPPENHEIMER INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 92 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 92 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 92 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub- Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 92 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

55	OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

56	OPPENHEIMER INTERNATIONAL GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63	OPPENHEIMER INTERNATIONAL GROWTH FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access

to account information and transactions or call us at

800 CALL OPP (800 225 5677) for 24-hr automated

information and automated transactions. Representatives

also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0825.001.1115         January 21, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $42,000 in fiscal 2015 and $36,400 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $164,059 in fiscal 2015 and 1,012,359 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $4,805 in fiscal 2015 and $3,070 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $720,026 in fiscal 2015 and $337,968 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $888,890 in fiscal 2015 and 1,353,397 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/15/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/15/2016